LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ Gwendolyn M. Boeke
                                    Gwendolyn M. Boeke
                                    Trustee for Ultra Series Fund

                            LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ Michael S. Daubs
                                    Michael S. Daubs
                                    Trustee for Ultra Series Fund

                            LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ Alfred L. Disrud
                                    Alfred L. Disrud
                                    Trustee for Ultra Series Fund

                            LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ Lawrence R. Halverson
                                    Lawrence R. Halverson
                                    Trustee for Ultra Series Fund

                            LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ Keith S. Noah
                                    Keith S. Noah
                                    Trustee for Ultra Series Fund

                            LIMITED POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Kevin
S. Thompson and Michael A. Murphy, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 8th day of February, 1999.



                                    /s/ T.C. Watt
                                    T.C. Watt
                                    Trustee for Ultra Series Fund